UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): July 16, 2007

Shea Development Corp.

(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

333-130011	20-8514961
(Commission File Number)	(IRS Employer Identification No.)

1351 Dividend Drive, Suite G, Marietta, GA 30067

(Address of principal executive offices) (Zip Code)

(770) 919-2209

(Issuer’s Telephone Number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K (“Current Report”) including the Exhibits, and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant’s pro forma financial statements and the related notes that will be filed herein.

In this Form 8-K, references to “we,” “our,” “us,” “our company,” the “combined companies” refer to Shea Development Corp., a Nevada corporation and Information Intellect, Inc. a Georgia corporation, a wholly owned subsidiary of the Registrant.  “Shea,” “Shea Development” or the “Registrant” refer to Shea Development Corp.  References to each of “Information Intellect,” “Riptide” and “Bravera” refer solely to Information Intellect, Inc., Riptide Software, Inc. and Bravera, Inc., respectively.

Item 1.01  Entry into a Material Definitive Agreement.

In July 2007, Shea entered into two material definitive agreements, including ancillary agreements, for a senior debt financing and a Series B Preferred Stock offering (the “Financings”) to raise funds for operations and the funds necessary to consummate the acquisitions of Riptide and Bravera. (See Item 2.01). These agreements were entered into on different dates in July but became effective simultaneously on July 16, 2007 and are further discussed below.

Senior Notes

On July 13, 2007, Shea entered into a Securities Purchase Agreement (the “Agreement”) to issue (i) senior secured notes at a discount (the “Senior Notes”) in the aggregate principal amount of $7,222,222.22, (ii) 12,797,500 shares of Shea Common Stock, par value $0.001 per share (the “Common Stock”) and (iii) warrants to purchase 3,500,000 shares of Shea Common Stock in return for $6,500,000 of cash proceeds after a ten (10) percent debt discount but before transaction costs.  The warrants have a term of 5 years and an exercise price of $0.01 per share.  The shares of Shea’s Common Stock and the shares of Common Stock underlying the warrants issued with the Senior Notes are subject to registration rights more fully discussed below.  The Registrant is required to use the proceeds from the Senior Notes to pay, in one or more payments, the cash portions of purchase price (plus any related transaction costs) for the acquisitions of Riptide and Bravera.

On the first business day of each month, beginning January 1, 2008, the Registrant is required to pay in cash, 1/30th of the original principal amount of $7,222,222.22 of the Senior Notes, or approximately $241,000 per month plus unpaid accrued interest to the holders of the Senior Notes.  At any time during the term of the Senior Notes, the Registrant has the right to prepay in cash, all or a portion of the principal amount of Senior Notes at 110% of the principal amount then outstanding plus accrued interest to the date of repayment.  If the Registrant becomes party to any change of control transaction as defined in the Agreement, or if the Registrant agrees to sell or dispose any of its assets in one or more transactions (whether or not that sale or disposal would constitute a change of control transaction), the Registrant would then be required to offer to repay, in cash, the aggregate principal amount of the Senior Notes then outstanding at 115% of the principal amount plus unpaid accrued interest to the date of repayment.

The Senior Notes are secured by a first lien on all of the assets of the Registrant.  Among the restrictions defined in the Senior Notes, the terms of the Senior Notes prohibit the issuance of new senior debt, limit the repurchase of any equity securities outstanding, the investment in or acquisitions of securities of another person or third party entity, restrict payment of dividends, payments for capital expenditures and payment of other debts subordinate to the Senior Notes.  In addition, the Registrant must maintain specific debt and interest coverage ratios as defined by the Senior Notes.  Within ninety (90) days from the Closing Date, the Registrant is required to authorize and approve a reverse stock split of its Common Stock whereby after a reverse split the Registrant will have no more than 25,000,000 shares of Common Stock outstanding.

The terms of the Senior Notes also required that debt existing at closing be repaid or subordinated to the Senior Notes.  As a result, the (i) Registrant repaid notes payable of approximately $259,000, and (ii) entered into subordination agreements with holders of approximately $518,000 of debt outstanding at the closing date.  Interest will continue to accrue on the $518,000 of subordinated notes payable and all principal and interest is due within fourteen (14) days following the full and final payment of the Senior Notes.  For entering into the subordination agreements, two holders of notes payable received further consideration of an aggregate of 100,000 shares of Shea Common Stock.  In addition, one officer of the Registrant agreed to subordinate his note payable to the Senior Notes and two officers agreed to fully settle their notes payable at closing for cash payments of approximately $34,000 and 607,176 shares of Shea Common Stock

Convertible Series B Preferred Stock

On July 13, 2007, Shea entered into a Series B Preferred Stock Purchase Agreement  with accredited investors (the “Investors”) to issue 4,600,000 shares of Convertible Series B Preferred Stock (“Series B Shares”) and warrants to purchase 9,477,000 shares of Common Stock (the “Series B Warrants”) in return for gross cash proceeds of approximately $4,600,000 before transaction costs.  The Registrant is required to keep $1,000,000 of the gross proceeds in escrow until the closing of the acquisition of a third company currently in merger discussions with the Registrant (the “Third Company”).  The Registrant is required to use the proceeds from the sale of the Series B Shares to pay, in one or more traunches, the cash portions of purchase price (plus any related transaction costs) for the acquisitions of Riptide, Bravera and the Third Company.  If the acquisition of the Third Company is not consummated by September 30, 2007, then the $1,000,000 held in escrow must be returned to the Investors.

The Series B Shares are redeemable three years from the date of issue and may be converted at any time into an aggregate of 9,200,000 shares of Common Stock, representing a conversion price of $0.50 per share.  The Series B Shares accrue dividends at a rate of 4.5% per annum (the “Cash Dividends”) payable monthly in cash.  The payment of the Cash Dividends is subject to the restrictions contained in the Senior Notes.  In addition, the Series B Shares accrue dividends payable at closing in shares of Common Stock at a rate of 4.5% per annum and approximately 1,242,000 shares of Common Stock of the Registrant were issued at closing to the holders of the Series B Shares as a prepayment of the dividends payable in Common Stock.  Also see the discussion below of Registration Rights.  The Series B Warrants have a term of five (5) years and are exercisable at anytime by the holder at an exercise price of $0.01 per share.

Convertible Series A Preferred Stock

On July 13, 2007, the Registrant issued 1,000,000 shares of Series A Preferred Stock and warrants for 3,000,000 shares of Common Stock with an exercise price of $0.01 per shares and a term of five (5) years in exchange for $1,000,000 in gross cash proceeds before transaction costs.  In addition, the conversion price of all outstanding shares of Series A Preferred Stock was reduced from $1.00 per share to $0.25 per share and additional warrants to purchase 2,400,000 shares of Common Stock at an exercise price of $0.01 per shares and a five (5) year term were issued to the holders of previously issued shares of Series A Preferred Stock in return for such holders waiving (i) the anti-dilution and the rachet provisions set forth in the Certificate of Designations for the Series A Preferred Stock and (ii) agreement that the Registrant will have 120 days from the closing date of the Senior Notes and the Series B Shares to file a registration statement to register the securities previously issued to the holders of Series A Preferred Stock and so that the securities to be issued in connection with the Senior Notes and the Series B Shares can all be included in the registration statement required by the registration rights agreement further discussed below.

Registration Rights Agreements

On July 13, 2007, Shea entered into a Registration Rights Agreement with the holders of the Series B Shares.  In addition, on July 13, 2007, Shea entered into Registration Rights Agreement, with the purchasers of the Senior Notes (collectively, the “Transactions”).  The Registration Rights Agreement provides in part that Shea shall prepare and file within 120 days following the closing of the Transactions, a Registration Statement under the Securities Act of 1933, as amended, (the “Act”) covering the shares of Shea’s Common Stock issuable to the Investors upon conversion of the Series A Preferred Stock, conversion of the Series B Shares, upon conversion of the Senior Notes and exercise of the Warrants issued to the holders of Series A Preferred Stock, Series B Shares and Senior Notes.  See the form of Registration Rights Agreement, attached as Exhibit 4.3 for additional information.  These Agreements became effective on July 16, 2007, upon consummation of the Financings. Officers of the Registrant have executed agreements with the purchasers of the Senior Notes to not directly or indirectly, sell, cause to sell, or offer to sell, enter into any contract or grant any option to sell, pledge, transfer or otherwise dispose of shares of Common Stock owned directly or beneficially by the officer for a period of twelve months from the effective date of the registration statement to be filed by the Registrant.

Placement Agents

Liberty Company Financial, LLC, Ascendiant Securities, LLC and Securities Research Associates, Inc. served as placement agents for the transactions and received fees from the sale of the Senior Notes and the Series B Shares in cash of approximately $2,300,000 and a warrant to acquire 1,080,000 shares of Shea Common Stock on the same terms as the Investors.

Transaction Costs

The Registrant engaged investment bankers, attorneys and other professionals to advise the Registrant on the transactions described above.  Total transaction costs incurred for these services are estimated at approximately $1,280,000 in cash and warrants to purchase 2,250,000 shares of Shea Common Stock with an exercise price of $0.01 per shares and a term of five (5) years.

Convertible Subordinated Notes

In connection with the Riptide acquisition, Riptide issued $5,000,000 face amount of Convertible Subordinated Notes (in the form of Exhibit 10.13 hereto) to the former shareholders of Riptide (the “Seller Notes”) as payment of a portion of the acquisition consideration.  See Item 2.01 for a further discussion of the acquisition of Riptide.  The Seller Notes are convertible into shares of Shea Common Stock at a conversion price of $1.00 per share.  The Seller Notes have a term of three years with aggregate principal payments of $2,000,000 on July 13, 2008, $2,000,000 on July 13, 2009 and $1,000,000 on July 13, 2010.  The Seller Notes are subordinated to the Senior Notes which prohibit cash payments of the Seller Notes until the Senior Notes have been paid in full.  Interest accrues at the prime rate as published from time-to-time in the Wall Street Journal, (8.25% per annum on July 16, 2007) and is payable on each anniversary date of the note in shares of Common Stock.  The number of shares of Common Stock is computed by dividing the accrued interest by the conversion rate of 1 share for each $1.00 of accrued interest.  Cash payments under the Convertible Subordinated Notes are restricted pursuant to a subordination agreement executed in connection with the issuance of the Senior Notes described above.

The foregoing description of the agreements are qualified in their entirety by reference to the full text of the agreements, which are attached as Exhibits to this Current Report and incorporated by reference into this Item 1.01.

Item 2.01 - Completion of Acquisition or Disposition of Assets.

Acquisition of Riptide Software, Inc.

On July 16, 2007, Shea completed the closing of the acquisition of Riptide pursuant to the Riptide Agreement and Plan of Merger (“Agreement”) filed as Exhibit 10.1 to the Current Report on Form 8-K filed on April 11, 2007.  This Current Report includes the audited financial statements of Riptide as required by Item 9.01(a) of Form 8-K and pro forma financial information as required by Item 9.01(b) of Form 8-K.  In exchange for all of the outstanding shares of common stock of Riptide, the Riptide shareholders will receive $4,000,000 in cash, 5,000,000 shares of Common Stock and $5,000,000 in Seller Notes (see Item 1.01 for a discussion of the Seller Notes).  In addition, the Riptide shareholders are entitled to receive additional cash consideration should the Riptide business achieve financial performance goals, as defined in the Agreement, during the first and second year following the acquisition date.  If the defined financial performance goals are met, an aggregate of approximately $560,000 plus a variable component of twenty percent (20%) of any excess above the financial performance goal would be payable as additional cash consideration for the acquisition of Riptide.  The acquisition consideration paid at closing was funded by the proceeds of the Senior Notes.  Payment of the Seller Notes plus any future cash consideration is expected to be provided through a combination of cash flow from operations and cash proceeds from future financings.

Acquisition of Bravera, Inc.

In addition, on July 16, 2007, Shea completed the acquisition of Bravera pursuant to the Bravera Agreement and Plan of Merger filed as Exhibit 99.1 to the Current Report on Form 8-K filed on May 1, 2007.  This Current Report includes the audited financial statements of Bravera as required by Item 9.01(a) of Form 8-K and pro forma financial information as required by Item 9.01(b) of Form 8-K.  In exchange for all of the outstanding shares of common stock of Bravera, the sole shareholder of Bravera received cash of approximately $800,000 with another $700,000 payable at the closing of the acquisition of the Third Company (see Item 1.01) of which approximately $465,000 was allocated to settle liabilities of Bravera at closing.  The sole shareholder also received 3,300,000 shares of Shea Common Stock and warrants to acquire 7,937,000 shares of Common Stock at an exercise price of $1.00 per share and a five (5) year term, of which 5,000,000 warrants become exercisable ratably over thirty-six (36) months on each monthly anniversary date of the closing of the acquisition of Bravera, and if financial performance goals, as defined in the Agreement and Plan of Merger, are met in years ending July 16, 2008 and 2009, the anniversary dates, then 1,312,500 and 1,625,000, warrants become exercisable on those respective anniversary dates.

In addition, the Bravera shareholder is entitled to receive additional cash consideration should the Bravera business achieve financial performance goals, as defined in the Bravera Agreement and Plan of Merger, during the first and second anniversary year following the acquisition date.  If the defined financial performance goals are met, additional cash consideration would become payable in aggregate amounts of $1,250,000 at the end of the anniversary year on July 16, 2008 and $1,400,000 at the end of the anniversary year on July 16, 2009.  In addition, a variable cash component of twenty percent (20%) of any excess above the defined financial performance goal would be payable on those same anniversary dates as additional cash consideration for the acquisition of Bravera.

On July 16, 2007, a wholly-owned subsidiary of Shea entered into a Software License and Asset Purchase Agreement to license and acquire the intellectual property held by an entity owned by the sole shareholder of Bravera.  The purchase price is payable in cash and warrants to acquire shares of Common Stock upon the attainment of anniversary year Bravera financial performance goals defined in the Software License and Asset Purchase Agreement filed as Exhibit 10.14 to this Current Report.  If the defined Bravera financial performance goals are met cash payments of $1,000,000 become payable in calendar year 2007, $500,000 becomes payable on July 16, 2008, $375,000 on July 16, 2009 and $375,000 on July 16, 2010.  In addition, immediately exercisable warrants for 450,000 shares of Common Stock with an exercise price of $1.00 and a five (5) year term were issued on closing on July 16, 2007.

The acquisition consideration paid at closing for Bravera was funded by a portion of the proceeds of the Senior Notes.  Payments of any future cash consideration for Bravera or the intellectual property is expected to be provided through a combination of cash flow from operations and cash proceeds from future financings.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Items 1.01 and 2.01 of this Current Report is hereby incorporated by reference into this Item 2.03, including the information relating to the Senior Notes and the Seller Notes.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in Item 1.01 and Item 2.01 of this Current Report is hereby incorporated by reference into this Item 3.02.

The following table sets forth the unregistered equity securities issued in the transactions described in Item 1.01 and Item 2.01

Date Sold	Description of Unregistered Equity Securities	Preferred Stock	Common Stock	Warrants to purchase Common Stock	Common Stock Underlying Notes Payable or Convertible Preferred Stock

July 16, 2007	Common stock and warrants issued with the Senior Notes (1)		12,797,500	3,500,000
July 16, 2007	Series A convertible preferred stock and warrants (2)	1,000,000		1,000,000	4,000,000
July 16, 2007	Series B convertible preferred stock and warrants (1) (3)	4,600,000		9,477,000	11,200,000
July 16, 2007	Common stock issued at closing as a prepaid dividend to holders of Series B convertible preferred stock		1,620,000
July 16, 2007	Warrants issued as consideration for waiver of provisions of the Series A Preferred Stock (1)			1,400,000
July 16, 2007	Common stock issued to settle notes payable to officers (4)		607,176
July 16, 2007	Common stock issued in consideration of debt subordination (5)		100.000
July 16, 2007	Common stock and warrants issued for Bravera acquisition (6)		3,300,000	7,937,500
July 16, 2007	Common stock and warrants issued to acquire Bravera intellectual property (7)			450,000
July 16, 2007	Common stock issued to acquire Riptide (8)		5,000,000		5,000,000
July 16, 2007	Common stock issued to officers and directors (9)		3,550,000
July 16, 2007	Common stock and warrants issued to placement agents and others in lieu of cash for transaction fees		1,025,000	1,080,000
July 16, 2007	Common stock issued to others		325,000

	Totals	5,600,000	28,324,676	24,844,500	20,200,000

(1)          The warrants have a term of five (5) years and are exercisable at any time by the holder at $0.01 per share.

(2)          The warrants have a term of five (5) years, are exercisable at any time by the holder with 1,000,000 warrants exercisable at $0.25 per share and 2,000,000 warrants exercisable at $0.01 per share.

(3)          The Series B Preferred Stock is convertible in to shares of common stock at any time by the holder at a conversion price of $0.50 per share.

(4)          Two officers converted the aggregate note payable principal and unpaid interest amount of $303,588 into shares of common stock in full settlement of the note payable.

(5)          Two holders of approximately $340,000 of principal amount of notes payable received an aggregate of 100,000 shares of common stock in consideration for subordinating the notes payable to the Senior Notes.

(6)          The warrants have a term of five (5) years and have an exercise price of $1.00 per share of which 5,000,000 warrants become exercisable ratably over thirty-six (36) months on each monthly anniversary date of the closing of the acquisition of Bravera, and if financial performance goals, as defined in the Bravera Agreement and Plan of Merger, are met in years ending July 16, 2008 and 2009, the anniversary dates, then 1,312,500 and 1,625,000, warrants become exercisable on those respective anniversary dates.

(7)          The warrants have a term of five (5) years, and are exercisable at anytime at an exercise price of $1.00 per share.

(8)          Pursuant to the Riptide Agreement and Plan of Merger 5,000,000 shares of stock and Seller Notes of $5,000,000 that are convertible into 5,000,000 shares of common stock were issued to shareholders of Riptide to acquire all of the outstanding common stock of Riptide.  Interest accruing to the Seller Notes is payable in shares of common stock

(9)          On July 12, 2007 the Board of Directors approved awards of shares of common stock to officers and directors of the Company.  The stock is unregistered and is subject to lock up agreements.

The holders of the Series B Shares and the purchasers of the Senior Notes have registration rights more fully described in Item 1.01. The issuance of the Senior Notes and the underlying shares of Common Stock have not been registered under the Act in reliance on an exemption under Rule 506 of Regulation D.

Item 3.03 Material Modification to Rights of Security Holders.

As described in Item 1.01, the conversion price of the Series A Preferred Stock outstanding prior to the closing of the Senior Notes and the Series B Shares was reduced from $1.00 per share to $0.25 per share and additional warrants to acquire 2,400,000 common shares with an exercise price of $0.01 per share and a five (5) year term were issued to the holders of the Series A Preferred Stock in return for waiving (i) the anti-dilution and the rachet provisions set forth in the Certificate of Designations for the Series A Preferred Stock and (ii) agreement that the Registrant will have 120 days from the closing date of the Senior Notes and the Series B Shares to file a registration statement to register the securities previously issued to the holders of Series A Preferred Stock so that the securities to be issued in connection with the Senior Notes and the Series B Shares can be included in the registration statement required by the registration rights agreements discussed in Item 1.01.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 16, 2007, the closing date of the acquisition of Riptide, Philip Loeffel assumed the role of Chief Development Officer of Shea and his appointment to the Board of Directors of Shea became effective.  Mr. Loeffel is a Co-Founder of Riptide where he served as its Chief Executive Officer from December 1999 until its acquisition by Shea on July 16, 2007.  Riptide is a custom software programming and information technology services company, located in Orlando, Florida.  Prior to founding Riptide Software, Phil held key information technology positions with Software Technology Inc. and with Harris Corporation in the Government Aerospace Systems Division. Mr. Loeffel holds a Master of Science in Computer Science and Software Engineering and a Bachelor of Science in Computer Engineering from Florida Institute of Technology.

In connection with his appointment as an officer of Shea, Mr. Loeffel entered into a three (3) year employment agreement (the “Loeffel Employment Agreement”) with the Registrant dated as of April 4, 2007 at an annual salary of $250,000 subject to annual increases by Shea’s Board of Directors.  Mr. Loeffel is also entitled to receive performance bonuses and to participate in the Shea Development Corp. 2007 Stock Option and Performance Awards Plan.  He will also be eligible to participate in other equity based compensation plans that Shea may establish, standard benefits for employees of Shea, and Shea benefits provided to key executives.  The Loeffel Employment Agreement also contains provisions relating to Mr. Loeffel’s termination for cause, without cause or termination by resignation and contains restrictive covenants imposing confidentiality, non-competition, non-solicitation of customers and employees. The foregoing description of the terms of Mr. Leoffel’s employment is qualified in its entirety by reference to the Loeffel Employment Agreement which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

On July 16, 2007, Christopher Watson was appointed Chief Sales and Marketing Officer of Shea and its subsidiaries.  From 1994 through July 16, 2007 Mr. Watson was the Founder and Chief Executive Officer of Bravera, Inc. a business process management software solutions company, located in Reston, Virginia.  Bravera, Inc. was acquired by Shea on July 16, 2007.  Mr. Watson holds a bachelors degree in Cognitive Science from the University of California at Berkley and an MBA from the Thunderbird School of Global Management.

In connection with his appointment as an officer of Shea, Mr. Watson entered into a three (3) year employment agreement (the “Watson Employment Agreement”) with Shea dated as of July 15, 2007 at an annual salary of $250,000 per year, subject to annual increases by Shea’s Board of Directors.  Mr. Watson is also entitled to receive performance bonuses and participate in the Shea Development Corp. 2007 Stock Option and Performance Awards Plan.  He is also eligible to participate in other equity based compensation plans that Shea may establish and he is eligible to participate in the standard benefits for employees of Shea, and other Shea benefits provided to key executives.  The Watson Employment Agreement also contains provisions relating to Mr. Watson’s termination for cause, without cause and termination by resignation and contains restrictive covenants imposing confidentiality, non-competition, non-solicitation of customers and employees. The foregoing description of the terms of the Mr. Watson’s employment is qualified in its entirety by reference to the Watson Employment Agreement which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 18, 2007, the Registrant issued a press release announcing the completion of the financings and the completion of the acquisitions of Riptide and Bravera. A copy of the press release is attached as Exhibit 99.4 to this Current Report and is hereby incorporated by reference into this Item 7.01. Pursuant to the rules and regulations of the Securities and Exchange Commission, such Exhibit and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be filed.

Item 9.01 - Financial Statements and Exhibits.

(a)          Financial Statements of Businesses Acquired.

The following financial statements of Bravera, Inc. required by this Item 9.01(a) are being filed as Exhibit 99.1 to this amendment and are incorporated by reference herein:

The audited balance sheets of Bravera, Inc. as of December 31, 2006 and 2005, and the related statements of operations, statements of stockholders’ equity, and statements of cash flows for each of the years ended December 31, 2006 and 2005.

(b)         Pro Forma Financial Information.

RIPTIDE

The following pro forma financial information required by this Item 9.01(b) is filed as Exhibit 99.2 to this amendment and is incorporated by reference herein:

The unaudited pro forma condensed combined financial information of Shea, giving effect to the acquisition of Bravera.

(c)          Shell Company Transactions

Not Applicable

(d)         Exhibits.

4.3	Form of Registration Rights Agreement

10.1

Series B Preferred Stock Purchase Agreement dated as of July 11, 2007 between Shea Development Corp. and Renaissance US Growth Investment Trust Plc, Patara Capital, L.P., Stanley Shopkorn, Stanley and Tracy Shopkorn, JTWROS, Joslynda Capital, LLC, Morris Smith, Guidepost Capital Partners, L.P., and Bridgepointe Master Fund Ltd

10.2	Funds Escrow Agreement dated as of July 11, 2007 among Shea Development Corp., the Bridgepointe Master Fund Ltd. and Dunnington, Bartholow & Miller LLP, as Escrow Agent

10.3	Funds Escrow Agreement dated as of July 12, 2007 with other Series B investors

10.4	Employment Agreement dated as of July 15, 2007 with Christopher Watson

10.5	Employment Agreement dated as of April 4, 2007 with Philip Loeffel

10.6	Securities Purchase Agreement dated as of July 11, 2007 between Shea Development Corp. and the Purchasers of the Senior Notes

10.7	Senior Secured Note between Shea Development Corp. and CAMHZN Master LDC dated July 13, 2007 and due March 13, 2010

10.8	Senior Secured Note between Shea Development Corp. and CAMOFI Master LDC dated July 13, 2007 and due March 13, 2010

10.9	Security Agreement dated as of July 11, 2007 between Shea Development Corp., its Subsidiaries and the holders of the Senior Secured Notes due March 13, 2010

10.10	Form of Common Stock Purchase Warrant

10.11	Subsidiary Guarantee dated as of July 11, 2007 between Shea Development, its subsidiaries and the Purchasers of the Senior Secured Notes due March 13, 2010

10.12	Form of Subordination Agreement between Shea Development Corp., and the Junior Lenders

10.13	Form of Note issued to former shareholders of Riptide Software Inc.

10.14	Software License and Asset Purchase Agreement between Intellectus LLC and IP Holding of Nevada Corp. (To be filed by amendment)

99.1	Bravera Inc.’s historical audited financial statements as of December 31, 2006 and 2005, and for each of the years ended December 31, 2006 and 2005.

99.2	Riptide Software, Inc.’s historical audited financial statements as of December 31, 2006 and 2005

99.3	Unaudited pro forma condensed combined financial information.

99.4	Press Release dated July 18, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2007	SHEA DEVELOPMENT CORP.

	By:	/s/ FRANCIS E. WILDE
Francis E. Wilde
Chairman and CEO

Exhibit Index

Exhibit Number	Exhibit Title or Description

4.3	Form of Registration Rights Agreement

10.1

Series B Preferred Stock Purchase Agreement dated as of July 11, 2007 between Shea Development Corp. and Renaissance US Growth Investment Trust Plc, Patara Capital, L.P., Stanley Shopkorn, Stanley and Tracy Shopkorn, JTWROS, Joslynda Capital, LLC, Morris Smith, Guidepost Capital Partners, L.P., and Bridgepointe Master Fund Ltd

10.2	Funds Escrow Agreement dated as of July 11, 2007 among Shea Development Corp., the Bridgepointe Master Fund Ltd. and Dunnington, Bartholow & Miller LLP, as Escrow Agent

10.3	Funds Escrow Agreement dated as of July 12, 2007 with other Series B investors

10.4	Employment Agreement dated as of July 15, 2007 with Christopher Watson

10.5	Employment Agreement dated as of April 4, 2007 with Philip Loeffel

10.6	Securities Purchase Agreement dated as of July 11, 2007 between Shea Development Corp. and the Purchasers of the Senior Notes

10.7	Senior Secured Note between Shea Development Corp. and CAMHZN Master LDC dated July 13, 2007 and due March 13, 2010

10.8	Senior Secured Note between Shea Development Corp. and CAMOFI Master LDC dated July 13, 2007 and due March 13, 2010

10.9	Security Agreement dated as of July 11, 2007 between Shea Development Corp., its Subsidiaries and the holders of the Senior Secured Notes due March 13, 2010

10.10	Form of Common Stock Purchase Warrant

10.11	Subsidiary Guarantee dated as of July 11, 2007 between Shea Development, its subsidiaries and the Purchasers of the Senior Secured Notes due March 13, 2010

10.12	Form of Subordination Agreement between Shea Development Corp., and the Junior Lenders

10.13	Form of Note issued to former shareholders of Riptide Software Inc.

10.14	Software License and Asset Purchase Agreement between Intellectus LLC and IP Holding of Nevada Corp. (To be filed by amendment).

99.1	Bravera, Inc.’s historical audited financial statements as of December 31, 2006 and 2005, and for each of the years ended December 31, 2006 and 2005.

99.2	Riptide Software Inc.’s historical audited financial statements as of December 31, 2006 and 2005

99.3	Unaudited pro forma condensed combined financial information.

99.4	Press Release dated July 18, 2007